UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022

LODE-STAR MINING INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53676 (Commission File Number)	47-4347638 (I.R.S. Employer Identification No.)

1 East Liberty Street, Suite 600 Reno, NV (Address of principal executive offices)	89501 (Zip Code)

Registrant’s telephone number, including area code: (775) 234-5443

(Former name or former address, if changed since last report)
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of February 18, 2022, Lode-Star Mining Inc. (the “Company”) appointed Dr. Liora Zilberson as the Chief Executive Officer and as a member to the Board of Directors of the Company.

Employment Agreement with the Chief Executive Officer

Pursuant to the terms of the Employment Agreement effective as of February 1, 2022 with Liora Zilberson (the “Executive”), the Executive will be the Chief Executive Officer and a director of the Company for two years, with automatic renewals as long as either party did not notify the other within 30 days prior to termination that it does not desire to renew the agreement. The Company agreed to pay the Executive 35,000 New Israel Shekels per month. The Executive agreed to be responsible for all taxes due to the State of Israel as a result of her employment with the Company.

The Executive was issued 10,000,000 shares of common stock of the Company.

The Executive agreed not to resign from her employment with the Company other than upon 3 months’ prior written notice. If there is a change of control (as defined in the Employment Agreement), the Company agreed to pay the Executive ten times her monthly salary. The Company has the right to terminate the Executive for good cause or without cause. If the Executive is terminated for good cause, the Executive shall only be entitled to the monthly salary then owed up to the date of termination; if other than for good cause, the Executive shall be entitled to her accrued monthly salary plus an additional 3 months of such salary.

The Executive agreed that any developments, inventions, ideas, original works or authorship or any other work product relating to the research, development and commercialization of a proprietary stabilized formulation of the Epigallocatechin-gallate (EGCG) molecule generally, in whole or in part conceived or made by her, shall belong exclusively to the Company.

For all the terms and conditions of the Employment Agreement with the Executive, reference is hereby made to such agreement annexed hereto as Exhibit 10.10. All statements made herein concerning the foregoing agreement are qualified by references to said exhibit.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sale of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The issuance of the common stock to the Executive was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as a transaction by an issuer not involving any public offering. At the time of issuance, the common stock was deemed to be restricted securities for purpose of the Securities Act and will bear restrictive legends to that effect.

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Executive Officer and Director

Effective as of February 18, 2022, the Board appointed Liora Zilberson as the Chief Executive Officer of the Company and as member to the Board of Directors of the Company.

Since April 2017, Dr. Zilberson has been the director of CMC Operations and Project Management at Sapir Pharmaceuticals, Inc. From January 2015 through March 2017, she was the Chief Executive Officer at N2B (Nose to Brain). From 2010 through 2014, Dr. Zilberson was the international market project manager at Teva Pharmaceutical, and from 2004 through 2010 she worked in the research and development department. Dr. Zilberson received her BSc in biotechnology engineering at Ort Braude College. She received a certificate of excellence award from the Israel Defense Forces in 1998 for as an outstanding officer.

Dr. Zilberson has not entered any arrangement or understanding with any other person pursuant to which she was appointed other than as described above. Except as otherwise set forth above, there are no arrangements or understandings between the Executive and any other person pursuant to which she was appointed as an officer of the Company. Further, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant and in which Dr. Zilberson had, or will have, a direct or indirect material interest.

The Company has not entered into, nor does it expect to enter into any transaction with Dr. Zilberson in which she had or will have a direct or indirect material interest other than as described above. Dr. Zilberson is neither a party to, nor a participant in, any material plan, contract or arrangement whose appointment to the Board could act as a triggering event, modification, grant, or award under any existing plan, contract or arrangement other than the Employment Agreement described above.

Dr. Zilberson has not entered any arrangement or understanding with any other person pursuant to which she was selected for appointment as the Chief Executive Officer of the Company.

Samuel Sternheim was appointed as a director of the Company effective as of January 14, 2022. On said date, Mr. Sternheim was also appointed as the chief financial officer of the Company.

Resignation of Director

On February 17, 2022, Thomas Temkin notified the Company that he was resigning as the Chief Operating Officer and from the Board of Directors of the Company, effective February 18th, 2022. Mr. Temkins resignation was not due to any matter related to the Company’s operations, policies or practices, his experiences while serving on the Board of Directors of the Company or any disagreement with the Board or management team.

Change of Chief Executive Officer

Upon appointment of Dr Zilberson, Mark Walmesley immediately steps down as CEO and continues service the Company as President.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description of Exhibit

10.10	Employment Agreement effective as of February 1, 2022 by and between Lode-Star Mining Inc. and Liora Zilberson
99.1	Press Release dated February 24, 2022

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LODE-STAR MINING INC.

Date: February 24, 2022	By:	/s/ Mark Walmesley
	Name:	Mark Walmesley
	Title:	President